Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Andrea Electronics Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Christopher P. Sauvigne, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

     Date: April 11, 2003                 /s/ Christopher P. Sauvigne
                                         ---------------------------------------
                                          Christopher P. Sauvigne
                                          Chief Executive Officer and President
                                          (principal executive officer)



A signed original of this written statement required by Section 906 has been provided to Andrea Electronics Corporation and will be retained by Andrea Electronics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Andrea Electronics Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Maue, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

     Date: April 11, 2003                 /s/ Richard A. Maue
                                         ---------------------------------------
                                          Richard A. Maue
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary
                                          (principal financial officer)



A signed original of this written statement required by Section 906 has been provided to Andrea Electronics Corporation and will be retained by Andrea Electronics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.